UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 19, 2009

Covance Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12213	22-3265977
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

210 Carnegie Center, Princeton, New Jersey		08540
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code 609-452-4440

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 19, 2009, the Board of Directors of Covance (the “Company” or the “Corporation”) approved the Corporation’s entering into Indemnification Agreements dated February 19, 2009 with each member of the Board of Directors.  The Indemnification Agreements, the form of which is filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference, give the directors the contractual right to the indemnification rights provided for in the Corporation’s By-Laws.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(a)          On February 19, 2009, the Compensation and Organization Committee established the financial criteria for determining variable compensation awards for 2009.  In 2009, variable compensation awards for executive officers will be based, in the case of business unit officers, on the officer’s satisfaction of specified individual objectives and the satisfaction of specified business unit pre-bonus operating margin targets and business unit net order targets. In the case of non-business unit officers, the amounts payable under the Variable Compensation Plan shall be determined on the basis of the individual’s satisfaction of specified individual objectives and on the satisfaction of a specified Company post bonus operating margin target and net order target.

(b)         On February 19, 2009, Dr. Bradley T. Sheares was elected to the Board of Directors of Covance Inc.  A press release dated February 19, 2009 announcing Dr. Sheares’ election is filed as an Exhibit to this Current Report on Form 8-K.

(c)          On February 19, 2009, Mr. Irwin Lerner, a member of the Company’s Board of Directors since 1996, resigned from the Board of Directors of the Company.

(d)         The Company entered into a Consulting Agreement dated as of February 25, 2009 with Mr. Anthony Cork, a former executive officer of the Company.  The Consulting Agreement, which is filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference, provides that Mr. Cork shall provide services to the Company relating to the Company’s relationship with Noveprim Limited, including service on the Board of Directors of Noveprim Limited as a representative of the Company.  Mr. Cork shall be paid at the rate of $14,400 per annum for these services.

(e)          On February 19, 2009, the Compensation and Organization Committee approved an amended form of stock option agreement for grants of options to executive officers and employees under the 2007 Employee Equity Participation Plan.  The form of agreement, which is filed as an Exhibit to this Current Report on Form 8-K, modifies the treatment of vested and unvested options in various termination of employment scenarios.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

10.1	Form of Indemnification Agreement with members of the Board of Directors. Filed herewith.

10.2	Form of Stock Option Agreement for use under the 2007 Employee Equity Participation Plan. Filed herewith.

10.3	Consulting Agreement between Covance Inc. and Anthony Cork dated as of February 25, 2009. Filed herewith.

99.1	Press release of Covance Inc. dated February 19, 2009. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVANCE INC.

Date: February 19, 2009	/s/ James W. Lovett
	Name:	James W. Lovett
	Title:	Corporate Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Form of Indemnification Agreement with members of the Board of Directors. Filed herewith.

10.2	Form of Stock Option Agreement for use under the 2007 Employee Equity Participation Plan. Filed herewith.

10.3	Consulting Agreement between Covance Inc. and Anthony Cork dated as of February 25, 2009. Filed herewith.

99.1	Press release of Covance Inc. dated February 19, 2009. Filed herewith.